EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Detto Technologies, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Mana'o, Chief Executive Officer of the Company, and I, William M. Glynn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Larry Mana'o
                                    ---------------------------
                                    By:  Larry Mana'o
                                    Chief Executive Officer
                                    November 18, 2004


                                    /s/ William M. Glynn
                                    ---------------------------
                                    By:  William M. Glynn
                                    Chief Financial Officer
                                    November 18, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the written signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.